SUPPLEMENT DATED MARCH 23, 2026

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR QQQ® PLUS BOND ALPHA PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025, for QQQ Plus Bond Alpha Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective April 1, 2026. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, all information regarding Julian Potenza will be removed.